Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Lakes Entertainment, Inc. (the “Company”) on Form 10-Q for the period ended March 29, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lyle Berman, Chief Executive Officer of the Company, and Timothy J. Cope, President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Lyle Berman
Lyle Berman
Chief Executive Officer

/s/ Timothy J. Cope
Timothy J. Cope
President and Chief Financial Officer

May 7, 2015